Exhibit 10.2

Execution Version

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into effective as of the 7th day of May, 2015 the “First Amendment Effective Date”), among SOUTHCROSS ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, N.A., a national banking association, as the Administrative Agent (the “Administrative Agent”), and the undersigned Lenders (as defined below). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given such terms in the Credit Agreement, as amended hereby.

W I T N E S S E T H

WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Credit Agreement dated as of August 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and provisions of the Credit Agreement to, among other things, (a) provide for the treatment of certain asset contributions to the Borrower as Equity Cure Contributions, (b) amend the maximum Consolidated Total Leverage Ratio permitted from time to time, and (c) provide for certain pro forma adjustments in the calculation of Annualized Consolidated EBITDA, in each case as more particularly described in this Amendment; and

WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrower’s requests as set forth in this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1 Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add each of the following definitions to such section in alphabetical order:

“Distributable Cash Flow” has the meaning assigned to such term in the Partnership Agreement as in effect on the First Amendment Effective Date.

“Equity Cure Credit Amount” means, in connection with the Borrower’s exercise of the Equity Cure Right in respect of any Equity Cure Test Date, an amount elected by the Borrower pursuant to Section 9.01(e)(ii), in lieu of an Equity Cure Contribution, to be credited in satisfaction of all or any portion of the requisite Equity Cure Amount with respect to such Equity Cure Test Date, which amount may not exceed the difference of (a) $13,000,000 minus (b) the cumulative amount of Equity Cure Credit Amounts credited in satisfaction of any Equity Cure Amount with respect to any prior Equity Cure Test Date.

“First Amendment” means that certain First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent, and the Lenders party thereto.

“First Amendment Contribution Agreement” means that certain Purchase, Sale and Contribution Agreement to be dated on or about May 7, 2015 by and among the Borrower, Southcross CCNG Gathering Ltd., Southcross NGL Pipeline Ltd., FL Rich Gas Services, LP, TexStar Midstream Utility, LP, Frio LaSalle Pipeline, LP and Southcross Holdings, as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

“First Amendment Drop Down” means the contribution to the Borrower and/or one or more of its Subsidiaries of the Assigned Assets (as defined in the First Amendment Contribution Agreement) pursuant to and in accordance with the terms and conditions of the First Amendment Contribution Agreement.

“First Amendment Drop Down Adjustment” means, solely with respect to the Rolling Period ending on March 31, 2015, a positive pro forma adjustment to Annualized Consolidated EBITDA in respect of enforceable minimum revenue under the First Amendment Services Agreements in an aggregate amount equal to $13,100,000.

“First Amendment Effective Date” means May 7, 2015.

“First Amendment Services Agreements” means, collectively, (a) that certain Transportation Services Agreement to be dated on or about the First Amendment Effective Date and effective as of May 1, 2015, between Southcross NGL Pipeline Ltd. and Frio LaSalle Pipeline, LP, (b) that certain Gas Gathering and Treating Agreement to be dated on or about the First Amendment Effective Date and effective as of May 1, 2015, between FL Rich Gas

Services, LP and Frio LaSalle Pipeline, LP and (c) that certain Master Compression Services Agreement to be dated on or about the First Amendment Effective Date and effective as of May 1, 2015, between FL Rich Gas Services, LP and Frio LaSalle Pipeline, LP.

“Southcross Holdings” means Southcross Holdings LP, a Delaware limited partnership.

“SXE Subordinated Units” means, collectively or individually as the context requires, those certain “Subordinated Units” under and as defined in the Partnership Agreement, as in effect on the First Amendment Effective Date.

1.2 Amendment to Definition of “Annualized Consolidated EBITDA”. Section 1.02 of the Credit Agreement shall be amended by inserting the following new clause “(d)” immediately before the period at the end of the definition of the term “Annualized Consolidated EBITDA”:

plus (d) the First Amendment Drop Down Adjustment

1.3 Amendment to Definition of “Applicable Margin”. Section 1.02 of the Credit Agreement shall be amended by amending and restating the pricing grid set forth in the definition of the term “Applicable Margin” in its entirety to read as follows:

Consolidated Total Leverage Ratio	Eurodollar Loans	ABR Loans	Commitment Fee Rate
Less than 2.50 to 1.00	2.00%	1.00%	0.375%
Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	2.25%	1.25%	0.375%
Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	2.50%	1.50%	0.375%
Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00	2.75%	1.75%	0.500%
Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	3.00%	2.00%	0.500%
Greater than or equal to 4.50 but less than 5.00 to 1.00	3.25%	2.25%	0.500%
Greater than or equal to 5.00 to 1.00	4.50%	3.50%	0.500%

1.4 Amendment to Definition of “LIBO Rate”. Section 1.02 of the Credit Agreement shall be amended by inserting a new sentence in the definition of the term “LIBO Rate” immediately after the period at the end of such definition to read in full as follows:

Notwithstanding anything to the contrary contained in this definition, the LIBO Rate shall be deemed not to be less than zero percent (0%) at any time.

1.5 Amendment to Definition of “Material Contracts”. Section 1.02 of the Credit Agreement shall be amended by (a) deleting the word “and” appearing at the end of clause “(b)” of the definition of the term “Material Contracts”, (b) re-lettering existing clause “(c)” of such definition as clause “(d)”, and (c) inserting a new clause “(c)” of such definition immediately after existing clause “(b)” of such definition to read in full as “(c) the First Amendment Services Agreements, and”.

1.6 Amendment to Definition of “Specified Projects”. Section 1.02 of the Credit Agreement shall be amended by inserting the parenthetical phrase “the First Amendment Services Agreements and” immediately before the phrase “enforceable minimum revenue contracts” appearing at the beginning of clause “(A)” of the definition of the term “Specified Projects”.

1.7 Amendment to Definition of “Specified Projects EBITDA Adjustment”. Section 1.02 of the Credit Agreement shall be amended by inserting the phrase “under contracts referred to in clause (A) of the definition of the term ‘Specified Projects’” immediately after the reference to the phrase “enforceable minimum revenue” appearing in clause “(b)(i)” of the definition of the term “Specified Projects EBITDA Adjustment”.

1.8 Amendment to FATCA Provision. Section 5.03(h) of the Credit Agreement shall be amended by inserting a new sentence at the end of such section to read in full as follows:

For purposes of determining withholding Taxes imposed under FATCA, the Borrower and the Administrative Agent shall treat (and the Administrative Agent is authorized to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.9 Amendment to Consolidated Total Leverage Ratio Covenant. Section 9.01(a) of the Credit Agreement shall be amended by amending and restating the grid set forth in clause “(i)” of such section in its entirety to read as follows:

Rolling Period Ending	Maximum Consolidated Total Leverage Ratio
September 30, 2014	5.75 to 1.00
December 31, 2014	5.75 to 1.00
March 31, 2015	5.75 to 1.00
June 30, 2015	5.75 to 1.00
September 30, 2015	5.75 to 1.00

Rolling Period Ending	Maximum Consolidated Total Leverage Ratio
December 31, 2015	5.50 to 1.00
March 31, 2016	5.50 to 1.00
June 30, 2016	5.50 to 1.00
September 30, 2016	5.25 to 1.00
December 31, 2016 and thereafter	5.00 to 1.00

1.10 Amendments to Equity Cure Provision. Section 9.01(e) of the Credit Agreement shall be amended as follows:

(a) Clause “(ii)” of such section shall be amended by inserting the following new proviso immediately before the period at the end of such clause:

; provided that, in the case of any Equity Cure Test Date occurring with respect to any fiscal quarter ending on or prior to December 31, 2016, the Borrower may elect in a timely delivered Equity Cure Notice, in lieu of an Equity Cure Contribution, for any then remaining Equity Cure Credit Amount to be credited in satisfaction of all or any portion of the requisite Equity Cure Amount with respect to such Equity Cure Test Date, and, upon the timely delivery of such Equity Cure Notice, such Equity Cure Credit Amount shall be credited in satisfaction of the elected portion of Equity Cure Amount with respect to such Equity Cure Test Date;

(b) Clause “(iii)” of such section shall be amended and restated to read in full as follows:

(iii) The Equity Cure Right may be exercised after the First Amendment Effective Date an unlimited number of times in respect of any Equity Cure Test Date occurring with respect to any fiscal quarter ending on or prior to December 31, 2016. Commencing with the fiscal quarter ending on March 31, 2017, (A) the Equity Cure Right shall not be exercised with respect to any fiscal quarter if the Equity Cure Right has been exercised two (2) or more times with respect to any of the three (3) immediately preceding fiscal quarters (including, for the avoidance of doubt, any such fiscal quarter ending on or prior to December 31, 2016) and (B) the Equity Cure Right shall not be exercised more than four (4) times during the remaining term of this Agreement .

(c) Clause “(iv)(B)” of such section shall be amended by inserting the parenthetical phrase “(or the application of the Equity Cure Credit Amount in lieu thereof, as the case may be, to the extent elected to be so applied)”” immediately after the phrase “consummation of the Equity Cure Contribution” appearing in such clause; and

(d) Clauses “(v)” and “(vi)” of such section shall be amended by inserting the parenthetical phrase “(or the application of the Equity Cure Credit Amount in lieu thereof, as the case may be, to the extent elected to be so applied)” immediately after the phrase “the Equity Cure Contribution” appearing in such clauses.

1.11 Amendments to Restricted Payments Covenant. Section 9.04 of the Credit Agreement shall be amended by (a) inserting the parenthetical phrase “(other than the SXE Subordinated Units)” immediately after the phrase “Equity Interests in the Borrower” appearing in clause “(d)” of such section, (b) deleting the word “and” appearing at the end of clause “(h)” of such section, (c) replacing the period at the end of existing clause “(i)” of such section with “; and”, and (d) inserting the following new clause “(j)” immediately after existing clause “(i)”:

(j) the Borrower may declare and pay quarterly cash distributions of Available Cash to the holders of SXE Subordinated Units in accordance with the Borrower’s Organization Documents; provided, that:

(i) no Default exists at the time of or after giving effect to such distribution;

(ii) the Borrower is in pro forma compliance with all financial covenants set forth in Section 9.01 as of the dates on which such distribution is declared and paid (calculated in accordance with Section 1.05(c), including any Equity Cure Amount received or Equity Cure Credit Amount applied in respect of any fiscal quarter included in the applicable Rolling Period and using Consolidated Total Funded Indebtedness or Consolidated Senior Secured Indebtedness, as applicable, as of such dates) before and after giving effect to such distribution;

(iii) with respect to any such distributions to be paid with respect to any fiscal quarter ending prior to March 31, 2016, the Borrower has completed an issuance of its Equity Interests after the First Amendment Effective Date and the Borrower’s pro forma Consolidated Total Leverage Ratio as of the dates on which such distribution is declared and paid (calculated in accordance with Section 1.05(c), but excluding any Equity Cure Amount received or Equity Cure Credit Amount applied in respect of any Rolling Period and using Consolidated Total Funded Indebtedness as of such dates) is less than or equal to 5.00 to 1.00 before and after giving effect to such distribution; and

(iv) with respect to any such distributions to be paid with respect to the fiscal quarter ending March 31, 2016 or any fiscal quarter thereafter, either (x) the Borrower’s pro forma Consolidated Total Leverage Ratio as of the dates on which such distribution is declared and paid (calculated in accordance with Section 1.05(c), but excluding any Equity Cure Amount received or Equity Cure Credit Amount applied in respect of any Rolling Period and using Consolidated Total Funded Indebtedness as of such dates) is less than or equal to 5.00 to 1.00 before and after giving effect to such distribution or (y) (A) the Borrower’s pro forma Consolidated Total Leverage Ratio as of the dates on which such distribution is declared and paid (calculated in accordance with Section 1.05(c), but excluding any Equity Cure Amount received or Equity Cure Credit Amount applied in respect of any Rolling Period and using Consolidated Total Funded Indebtedness as of such dates) is less than or equal to 5.75 to 1.00 before and after giving effect to such distribution and (B) the aggregate amount of any such distributions in respect of any fiscal quarter and any distributions pursuant to Section 9.04(d) in respect of such fiscal quarter does not exceed the amount of Distributable Cash Flow for such fiscal quarter.

1.12 Amendment to Restriction on Contribution Agreement Amendments. Section 9.20(c) of the Credit Agreement shall be amended by inserting the phrase “or the First Amendment Contribution Agreement” immediately after the phrase “the Contribution Agreement” appearing in such section.

SECTION 2 Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:

2.1 Closing Deliveries. Administrative Agent shall have received each of the following documents, instruments, and agreements, each of which shall be in form and substance and executed in such counterparts (if applicable) as shall be acceptable to Administrative Agent and each of which shall, unless otherwise indicated, be dated as of the First Amendment Effective Date:

(a) counterparts hereof duly executed by the Borrower and Lenders constituting the Required Lenders and consent and agreement counterparts hereof duly executed by the other Loan Parties; and

(b) a certificate of a Responsible Officer of the Borrower certifying (i) that the representations and warranties set forth in Section 3 of this Amendment and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, (ii) that no Default has occurred, and (iii) that true, correct and complete executed copies of the First Amendment Contribution Agreement and the First Amendment Services Agreements are attached to such certificate.

2.2 Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees and reimbursements due and owing to the Administrative Agent or the Lenders in connection with this Amendment including, without limitation, (a) for the account of each of the Lenders (including Wells Fargo Bank) consenting to the First Amendment (collectively, the “Consenting Lenders”), consent fees (the “Consent Fees”) in an amount equal to 0.10% of the aggregate principal amount of the Consenting Lenders’ respective commitments under the Credit Agreement on the First Amendment Effective Date, whether or not funded on the First Amendment Effective Date, and (b) all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, fees and expenses of counsel to the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and any other related documents for which the Borrower shall have been invoiced by the Administrative Agent at least one Business Day before the First Amendment Effective Date.

2.3 Absence of Defaults. No Default shall have occurred that is continuing.

2.4 Representations and Warranties. Each representation and warranty contained in Section 3 hereof shall be true and correct in all material respects.

2.5 First Amendment Drop Down. The First Amendment Drop Down shall have been consummated in accordance with the terms of the First Amendment Contribution Agreement on or prior to the date on which financial statements and a compliance certificate are delivered in respect of the fiscal quarter ended March 31, 2015 in accordance with Section 8.01(b) and (d).

SECTION 3 Representations and Warranties. In order to induce the Administrative Agent and the undersigned Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

3.1 Accuracy of Representations and Warranties. Each representation and warranty of each Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s limited partnership powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries.

3.3 Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

3.4 Absence of Defaults. No Default has occurred that is continuing.

SECTION 4 Miscellaneous.

4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby extends the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of a counterpart by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed original counterpart.

4.4 COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 No Implied Waivers. No failure or delay on the part of the Administrative Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.6 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.8 Loan Documents. The Borrower acknowledges and agrees that this Amendment is a Loan Document.

4.9 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWER:	SOUTHCROSS ENERGY PARTNERS, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

Each of the undersigned (i) consents and agrees to this Amendment, and (ii) agree that the Loan Documents to which it is a party (including, without limitation, the Third Amended and Restated Revolver Guaranty and Collateral Agreement dated as of August 4, 2014, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SOUTHCROSS ENERGY OPERATING, LLC

SOUTHCROSS ENERGY LP LLC

SOUTHCROSS ENERGY GP LLC

SOUTHCROSS DELTA PIPELINE LLC

SOUTHCROSS PROCESSING LLC

SOUTHCROSS ALABAMA PIPELINE LLC

SOUTHCROSS NUECES PIPELINES LLC

SOUTHCROSS ENERGY FINANCE CORP.

FL RICH GAS SERVICES GP, LLC

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Chief Financial Officer

SOUTHCROSS CCNG GATHERING LTD.

SOUTHCROSS CCNG TRANSMISSION LTD.

SOUTHCROSS GULF COAST TRANSMISSION LTD.

SOUTHCROSS MISSISSIPPI PIPELINE, L.P.

SOUTHCROSS MISSISSIPPI GATHERING, L.P.

SOUTHCROSS ALABAMA GATHERING SYSTEM, L.P.

SOUTHCROSS MIDSTREAM SERVICES, L.P.

SOUTHCROSS MARKETING COMPANY LTD.

SOUTHCROSS NGL PIPELINE LTD.

SOUTHCROSS GATHERING LTD.

SOUTHCROSS MISSISSIPPI INDUSTRIAL GAS SALES, L.P.

By:	Southcross Energy GP LLC,
as general partner

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

FL RICH GAS SERVICES, LP

By:	FL Rich Gas Services GP, LLC,
as general partner

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Chief Financial Officer

FL RICH GAS UTILITY GP, LLC

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Chief Financial Officer

FL RICH GAS UTILITY, LP TEXSTAR TRANSMISSION, LP

By:	FL Rich Gas Utility GP, LLC,
as general partner

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

THE ADMINISTRATIVE AGENT AND A LENDER:	WELLS FARGO BANK, N.A., as the Administrative Agent and a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Vanessa Kurbatskiy

	Name:	Vanessa Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

	By:	/s/ Craig Pearson
	Name:	Vanessa Kurbatskiy
	Title:	Associate Director

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

	By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Kenneth Phelan
	Name:	Kenneth Phelan
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	REGIONS BANK

	By:	/s/ Richard Kaufman
	Name:	Richard Kaufman
	Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	MidFirst Bank, as a Lender

	By:	/s/ W. Thomas Portman
	Name:	W. Thomas Portman
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.